Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 (the “Report”) by LoJack Corporation (the “Company”), Richard T. Riley, as the President and Chief Executive Officer, and Timothy P. O’Connor, as the Executive Vice President and Chief Financial Officer, of the Company, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 9, 2011

/s/ Richard T. Riley
Richard T. Riley
President and Chief Executive Officer

/s/ Timothy P. O’Connor
Timothy P. O’Connor
Executive Vice President and Chief Financial Officer